UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 22, 2005


                           WHITNEY HOLDING CORPORATION
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Louisiana                    0-1026                  72-6017893
    -----------------            -------------          ----------------
     (State or Other              (Commission            (IRS Employer
     Jurisdiction of              File Number)          Identification No.)
     Incorporation)

              228 St. Charles Avenue, New Orleans, Louisiana 70130
           -----------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (504) 586-7272
                         -----------------------------
              (Registrant's Telephone Number, including Area Code)

                         ---------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [  ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         On February 22, 2005, the Compensation Committee of the Board of Directors (the "Committee") of Whitney Holding Corporation (the "Company") established the performance measurements to be used under the Company's Executive Compensation Plan to determine bonus awards to the Company's executive officers for fiscal year 2005.

         The Executive Compensation Plan provides participants the opportunity to earn an annual cash bonus if designated performance goals are achieved. The Company must achieve minimum threshold goals before any bonuses are earned. The performance measurements for 2005 are return on average assets and return on average equity as compared with a peer group of 19 high-performing banks located in the United States with assets in the $5-$85 billion range. Under the plan, the Company's Chief Executive Officer can earn a maximum bonus equal to 100% of base salary while other executive officers can earn a maximum bonus equal to 75% of base salary.

         In addition, the Committee certified 2004 performance results under the Executive Compensation Plan (which were based on return on average assets and return on average equity as compared with a peer group of nine high-performing banks located in the south central region of the United States with assets in the $5-$49 billion range), and approved $1,583,230 in aggregated cash bonus payments for 2004 to the Company's Chief Executive Officer and eight other executive officers.

         On February 23, the Board of Directors promoted John M. Turner to executive vice president, with status as an executive officer of the Company. In connection with such promotion, the Company and Mr. Turner entered into an Executive Agreement, effective February 23, 2005 (the "Executive Agreement"), which provides certain severance benefits to Mr. Turner in the event his employment is terminated in connection with a change in control of the Company (as defined).

         Pursuant to the Executive Agreement, in the event that, during the one-year period immediately preceding or the three-year period immediately following a change in control, Mr. Turner's employment is terminated by the Company without cause or Mr. Turner resigns following a change in duties (as defined), then the Company shall pay certain severance benefits to Mr. Turner. The severance benefits include a cash payment equal to three times the average of all compensation paid by the Company to Mr. Turner for the highest three of the five calendar years immediately preceding the change in control, continuation of coverage under the Company's group health plans, immediate vesting and lapse of restrictions on outstanding incentive awards, and the payment of an amount equal to certain future accruals under the Company's retirement plans. The Executive Agreement also provides that the Company will pay or reimburse Mr. Turner for any "golden parachute" excise tax payable with respect to such payments and benefits.

         A copy of the Executive Agreement is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

Exhibit           Description
-------           -----------

99.1 Executive Agreement, effective February 23, 2005 by and between Whitney Holding Corporation and John M. Turner.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WHITNEY HOLDING CORPORATION


                                        By:  /s/Thomas L. Callicutt, Jr.
                                             ---------------------------------
                                             Thomas L. Callicutt, Jr.
                                             Executive Vice President
                                             and Chief Financial Officer

Date:  February 28, 2005

Exhibit 99.1

                           WHITNEY HOLDING CORPORATION
                                       and
                              WHITNEY NATIONAL BANK

                               EXECUTIVE AGREEMENT


         THIS AGREEMENT (the "Agreement") is made by and between WHITNEY HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Louisiana (the "Holding Corporation"), WHITNEY NATIONAL BANK, a financial institution organized and existing under the laws of the United States (the "Bank"), and John M. Turner ("Executive").

         WHEREAS, the Executive is presently employed by each of the Holding Corporation and the Bank as an Executive Vice President

         NOW, THEREFORE, effective February 23, 2005, the Holding Corporation, the Bank, and the Executive agree as follows:

                                    SECTION I
                                   DEFINITIONS

         1.1 "Change in Duties" means the occurrence of one of the following events in connection with a Change in Control:

         a. A diminution in the nature or scope of the Executive's authorities or duties, a change in his reporting responsibilities or titles or the assignment of the Executive to any duties or responsibilities that are inconsistent with his position, duties, responsibilities or status immediately preceding such assignment;

         b. A reduction in the Executive's compensation during the Covered Period. For this purpose, "compensation" means the fair market value of all remuneration paid to the Executive by the Employer during the immediately preceding calendar year, including, without limitation, deferred compensation, stock options and other forms of incentive compensation awards, coverage under any employee benefit plan (such as a pension, thrift, medical, dental, life insurance or long-term disability plan) and other perquisites;

         c. The transfer of the Executive to a location requiring a change in his residence or a material increase in the amount of travel ordinarily required of the Executive in the performance of his duties; or

         d. A good faith determination by the Executive that his position, duties, responsibilities or status has been affected, whether directly or indirectly, in any manner which prohibits the effective discharge of any such duties or responsibilities.

         1.2 "Change in Control" means and shall be deemed to have occurred if:

         a. Any "person," including any "group," determined in accordance with Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner, directly or indirectly, of securities of the Holding Corporation representing 20% or more of the combined voting power of the Holding Corporation's then outstanding securities, without the approval, recommendation, or support of the Board of Directors of the Holding Corporation as constituted immediately prior to such acquisition;



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

         b. The Federal Deposit Insurance Corporation or any other regulatory agency negotiates and implements a plan for the merger, transfer of assets and liabilities, reorganization, and/or liquidation of the Bank;

         c. Either of the Holding Corporation or the Bank is merged into another corporate entity or consolidated with one or more corporations, other than a wholly owned subsidiary of the Holding Corporation;

         d. A change in the members of the Board of Directors of the Holding Corporation which results in the exclusion of a majority of the "continuing board." For this purpose, the term "continuing board" means the members of the Board of Directors of the Holding Corporation, determined as of the date on which this Agreement is executed and subsequent members of such board who are elected by or on the recommendation of a majority of such "continuing board"; or

         e. The sale or other disposition of all or substantially all of the stock or the assets of the Bank by the Holding Corporation (or any successor corporation thereto),

         1.3      "Company" means the Holding Corporation and the Bank.

         1.4 "Covered Period" means the one-year period immediately preceding and the three-year period immediately following the occurrence of a Change in Control.

         1.5 "Employer" means the Holding Corporation or the Bank or both, as the case may be.

         1.6 "Severance Amount" means 300% of the Executive's "annual salary." For this purpose, "annual salary" means the average of all compensation paid to the Executive by the Company which is includible in the Executive's gross income for the highest 3 of the 5 calendar years immediately preceding the calendar year in which a Change in Control occurs, including the amount of any compensation which the Executive elected to defer under any plan or arrangement of the Company with respect to such years. If the Executive has been employed less than 5 years prior to the calendar year in which a Change in Control occurs, "annual salary" shall be determined by averaging the compensation (as defined in the preceding sentence) for the Executive's actual period of employment. Further, if the Executive has been employed less than 12 months prior to the occurrence of a Change in control, the actual compensation of the Executive shall be annualized for purposes of this Section 1.6. In the event of dispute between the Executive and the Company, the determination of the "annual salary" shall be made by an independent public accounting firm agreed upon by the Executive and the Company.

         1.7 "Termination" or "Terminated" means (a) termination of the employment of the Executive with the Employer for any reason, other than cause, or (b) the resignation of the Executive following a Change in Duties. In no event, however, shall the Executive's voluntary separation from service with the Employer on account of death, disability, or resignation on or after the attainment of the normal retirement age specified in any qualified employee benefit plan maintained by the Employer constitute a Termination. For purposes of determining whether a Termination has occurred, "cause" means fraud, misappropriation of or intentional material damage to the property or business of the Employer or the commission of a felony by the Executive.




                                   SECTION II
                       TERMINATION RIGHTS AND OBLIGATIONS


         2.1 Severance Awards. If the Executive's employment is Terminated during the Covered Period, then no later than 30 days after the later of (a) the date of such Termination, or (b) the occurrence of a Change in Control, the Company shall:

         a.       Pay to the Executive the Severance Amount;

         b. Transfer to the Executive the ownership of all club memberships, automobiles and other perquisites which were assigned to the Executive as of the day immediately preceding such Termination;

         c. In accordance with Section 2.2 hereof, provide for the benefit of the Executive, his spouse, and his dependents, if any, coverage under the plans, policies or programs (as the same may be amended from time to time) maintained by the Company for the purpose of providing medical benefits and life insurance to other Executive's of the Company with comparable duties; provided, however, that in no event shall the coverage provided under this paragraph be substantially less than the coverage provided to the Executive as of the date immediately preceding a Termination;

         d. Pay to the Executive an amount equal to the contributions by the Company to the Whitney National Bank of New Orleans Thrift Incentive Plan, or a successor arrangement, that would have been made for the lesser of (i) 3 years following the date of Termination, or (ii) the number of years until the Executive's normal retirement age under such plan;

         e. Pay to the Executive an amount equal to the present value of the additional benefits which would have accrued under the Whitney National Bank Retirement Plan and the Whitney Holding Corporation Retirement Restoration Plan, or any successors thereto, that would have been made for the lesser of (I) three years following the Date of Termination, or (ii) the number of years until the Executive's normal retirement age under such plans; and

         f. Pay to the Executive the amount to which the Executive would be entitled under the 1991 Executive Compensation Plan, or a successor thereto, for the calendar year in which a Change in Control occurs, determined as if all performance goals applicable to the Company and the Executive were achieved.

         g. Pay to the Executive an amount equal to the present value of any benefit accrued under either the Whitney National Bank Retirement Plan or the Whitney Holding Corporation Retirement Restoration Plan, or any successors thereto, that would have been payable under the terms of such plan, including any additional accrual provided under Section 2.1e hereto, but was forfeited on account of the application of the vesting provisions contained in such plan.

         2.2 Special Rules Governing Group Benefits. Coverage under Section 2.1c, hereof, shall (a) commence as of the later of the date of Termination or the occurrence of a Change in Control, and (b) end as of the earlier of the Executive's coverage under Medicare Part B or the date on which the Executive is covered under group plans providing substantially similar benefits maintained by another employer. For this purpose, the Company shall provide coverage during any period in which the payment of benefits is limited by any form of pre-existing condition clause.

         Coverage under Section 2.1c, hereof, may be provided under a group policy or program maintained by the Company or the Company, in its sole discretion, may acquire or adopt an individual plan, policy or program providing coverage solely for the benefit of the Executive, his spouse, and his dependents, if any.

         If coverage commences as of a Change in Control, the Company shall (a) retroactively reinstate the Executive, his spouse, and dependents, if any, as of the date of Termination, and (b) reimburse to the Executive his cost of obtaining similar coverage for the period commencing on the date of Termination and ending on the occurrence of a Change in Control. As to medical claims incurred during such period, any coverage actually obtained by the Executive shall be designated as the Executive's primary coverage, and the reinstated coverage shall operate as secondary coverage.

         2.3 Other Plans and Agreements. To the maximum extent permitted by law and not withstanding any provision to the contrary contained in any plan, grant, program, contract or other arrangement under which the Executive and the Employer are parties, if the Executive's employment is Terminated during the Covered Period, then any vesting schedule or other restriction on the ownership of any benefits payable to the Executive under the terms of any such plan, grant, contract, or arrangement shall be accelerated or lapse, as the case may be.

         Notwithstanding any provision to the contrary contained in any plan, grant, program, contract, or arrangement under which the Executive and the Employer are parties, in the event the Executive has elected to defer the payment of any benefit under any such plan, grant, contract, or arrangement, the payment of such benefit shall be accelerated and paid to the Executive in the form of a single-sum no later than 30 days after the Executive's Termination during the Covered Period.

         2.4 Taxes. The Executive shall be responsible for applicable income tax and the Company shall have the right to withhold from any payment made under this Agreement, or to collect as a condition of any payment, any income taxes required by law to be withheld.

         Notwithstanding the preceding paragraph, the Company shall pay any excise tax or similar penalty imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any comparable successor provision, on the Executive as a consequence of any "excess parachute payment" within the meaning of Section 280G of the Code (or a comparable successor provision) payable under this Agreement or any plan, grant, program, contract or other arrangement under which the Executive and the Employer are parties.

         The Executive shall submit to the Company the calculation of the amount to be paid by the Company under this Section 2.4, together with supporting documentation. If the Executive and the Company disagree as to such amount, an independent public accounting firm agreed upon by the Executive and the Company shall make such determination.




                                   SECTION III
                                  MISCELLANEOUS


         3.1 Notices. Notices and other communication required under this Agreement shall be made to the Company at 228 St. Charles Avenue, New Orleans, Louisiana 70130 and to the Executive at 228 St. Charles Avenue, New Orleans, Louisiana 70130 or, as to each party, at such other address as may be designated by written notice to the other. All such notices and communications shall be effective when deposited in the United States mail, postage prepaid, or delivered to the affected party.

         3.2 Employment Rights. The terms of this Agreement shall not be deemed to confer on the Executive any right to continue in the employ of the Employer for any period or any right to continue his present or any other rate of compensation.

         3.3 Assignment. The Executive shall not sell, assign, pledge, transfer or otherwise convey the right to receive any form of payment or benefit provided under the Agreement, except by will or the laws of intestacy.

         3.4 Inurement. This Agreement shall be binding upon and inure to the benefit of the Holding Corporation, the Bank and the Executive and their respective heirs, executors, administrators, successors, and assigns.

         3.5 Payment of Expenses. In the event that it is necessary or desirable for the Executive to retain legal counsel and/or incur other cost and expenses in connection with the enforcement of the terms of the Agreement, the Company shall pay (or the Executive shall be entitled to reimbursement of) reasonable attorneys' fees, costs, and expenses actually incurred, without regard to the final outcome, unless there is no reasonable basis for the Executive's action.

         3.6 Amendment and Termination. This Agreement shall not be amended or terminated by any act of the Company, except as may be expressly agreed upon, in writing, by the Company and the Executive.

         3.7 Nature of Obligation. The Company intends that its obligations hereunder be construed in the nature of severance pay. The Company's obligations under Section 2 are absolute and unconditional and shall not be affected by any circumstance, including without limitation, any right of offset, counterclaim, recoupment, defense, or other right which the Company may have against the Executive or others. All amounts payable by the Company hereunder shall be paid without notice or demand.

         3.8 Choice of Law. The Agreement shall be governed and construed in accordance with the laws of the State of Louisiana.

         3.9 No Effect on Other Benefits. Any other compensation paid or benefits provided to the Executive shall be in addition to and not in lieu of the benefits provided to such Executive under this Agreement. Except as may be expressly provided herein, nothing in this Agreement shall be construed as limiting, varying or reducing the provision of any benefit available to the Executive (or to such Executive's estate or other beneficiary) pursuant to any employment agreement, group plan, including any qualified pension or profit-sharing plan, health, disability or life insurance plan, or any other form of agreement or arrangement between the Company and the Executive.

         3.10 Entire Agreement. This Agreement constitutes the entire agreement between the Executive and the Holding Corporation and the Bank and is intended to supersede all prior written or oral understandings with respect to the subject matter of this Agreement.

         3.11 Invalidity. In the event that any one or more provisions of this Agreement shall, for any reason, be held invalid, illegal, or unenforceable in any manner, such invalidity, illegality or unenforceability shall not affect any other provision of such Agreement.

         3.12 Mitigation. Notwithstanding any provision of this Agreement to the contrary and to the maximum extent permitted by law, the Executive shall not be subject to any duty to mitigate the severance awards received hereunder by seeking other employment. No severance award received under this Agreement shall be offset by any compensation the Executive receives from future employment, and the Executive shall not be required to perform any service as a condition of this Agreement.

         EXECUTED in multiple counterparts as of the dates set forth below, each of which shall be deemed as original, and effective as of the date first set forth above.

EXECUTIVE                                    WHITNEY HOLDING CORPORATION
                                             WHITNEY NATIONAL BANK
------------------------------
John M. Turner
                                             By:________________________________
                                                     William L. Marks
Date:_________________________
                                             Title:  Chairman and CEO

                                             Date:______________________________




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